T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2060 Fund

Supplement to Prospectus and Summary Prospectuses Dated October 1, 2014

The following information supplements the prospectus and summary prospectuses for the T. Rowe Price Target Retirement Funds listed above (Funds).

On July 27, 2015, the Board of Directors (Board) of the Funds approved amending the Funds’ investment management agreements to change the overall expense structure of the Funds. In addition to Board approval, the proposed amendment to each Fund’s investment management agreement requires approval by the Fund’s shareholders to become effective. Only shareholders of each Fund as of the close of business on August 4, 2015, the “record date,” will have the opportunity to vote on the proposal. It is anticipated that proxy materials and voting instructions will begin mailing to shareholders on August 17, 2015, and a special shareholder meeting will be held on October 20, 2015.

The Funds currently operate pursuant to a Special Servicing Agreement and an exemptive order issued by the SEC that permits the Funds to pass on their direct operating expenses to the underlying T. Rowe Price funds in which they invest and such underlying funds then bear their allocable share of the Funds’ operating expenses. This arrangement is described in further detail on pages 92–93 of the Funds’ prospectus under the section entitled “Special Servicing Agreements.”

Under the proposal, the Funds’ investment management agreements would be amended to remove the requirement to pay Fund expenses in accordance with the Special Servicing Agreement, which would result in the Funds no longer passing through their operating expenses to their underlying funds and instead bearing their own operating expenses. If approved by shareholders, the Funds would also begin investing in the I Classes of underlying funds in place of the Investor Classes of underlying funds. The I Class has lower overall expenses and should result in less acquired fund fees and expenses being borne by the Funds. Since the change to the expense structure will cause the Funds to bear their own operating expenses, T. Rowe Price, with the Board’s approval, has agreed to implement a contractual expense limitation for each Fund to ensure that its total expense ratio resulting from the change is equal to or less than its current expense ratio. The contractual expense ratio limitation would be effective until at least September 30, 2018, and may be extended with the approval of the Board beyond that date.

If the proposed amendments to the Funds’ investment management agreements are approved by the Funds’ shareholders, it is expected that the change to the Funds’ overall expense structure, implementation of contractual expense limitations, and transition from the Funds’ underlying investments in Investor Class shares to the I Class shares of the same funds will become effective on or around December 1, 2015.

The date of this supplement is July 31, 2015.

C17-041 7/31/15